                                                                   EXHIBIT 23.2



                           ARTHUR ANDERSEN & CO.










                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 4, 1994 included in, and incorporated by reference into, GenRad, Inc.'s Form 10-K for the year ended January 1, 1994 and to all references to our firm included in this registration statement.


                                          /s/ ARTHUR ANDERSEN & CO.


Boston, Massachusetts
May 27, 1994